UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 18, 2022 (August 17, 2022)

LIV CAPITAL ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Commission File Number: 001-41269

Cayman Islands	N/A
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

Torre Virreyes

Pedregal No. 24, Piso 6-601

Col. Molino del Rey

Mexico, CDMX 11040

(Address of principal executive offices, including zip code)

+52 55 1100 2470

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 140.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	LIVB	The NASDAQ Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	LIVBW	The NASDAQ Stock Market LLC
Units, each consisting of one Class A ordinary share and three-quarters of one redeemable warrant	LIVBU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Business Combination Agreement

On August 17, 2022, LIV Capital Acquisition Corp. II, a Cayman Islands exempted company (“LIVB”), entered into that certain Business Combination Agreement (the “Business Combination Agreement”) with Covalto Ltd., a Cayman Islands exempted company (“Covalto”), and Covalto Merger Sub Ltd., a Cayman Islands exempted company and direct, wholly-owned subsidiary of Covalto (“Merger Sub”), pursuant to which, among other things, Covalto will make an election to be classified as an association taxable as a corporation for U.S. federal income tax purposes and effect a Pre-Closing Capital Restructuring (as defined below), and Merger Sub will subsequently be merged with and into LIVB, with LIVB being the surviving entity in the Merger (as defined below) and continuing (immediately following the Merger) as a direct wholly-owned subsidiary of Covalto (following and after giving effect to the proposed business combination, “New Covalto”), on the terms and subject to the conditions set forth therein (the “Merger”, and together with the other transactions contemplated by the Business Combination Agreement, the “proposed business combination”).

As a result of the proposed business combination, each issued and outstanding Class A ordinary share, par value US$0.0001 per share of LIVB, and Class B ordinary share, par value US$0.0001 per share of LIVB, will be automatically surrendered and exchanged for the right to receive one newly-issued Class A ordinary share, par value US$0.0001 per share, of New Covalto (each a “New Covalto Class A Ordinary Share” and collectively, the “New Covalto Class A Ordinary Shares”), and each issued and outstanding warrant to purchase Class A ordinary shares of LIVB (a “LIVB Warrant”) will be converted into and become a warrant to purchase New Covalto Class A Ordinary Shares (a “New Covalto Warrant”), and New Covalto shall assume each such LIVB Warrant in accordance with its terms.

The Business Combination Agreement and the transactions contemplated thereby were unanimously approved by the board of directors of LIVB and the board of directors of Covalto.

Merger Consideration

Covalto Warrants

Subject to the terms and conditions of the Business Combination Agreement, certain existing warrants to purchase ordinary shares of Covalto (each an “Existing Covalto Warrant”) shall be converted into ordinary shares of Covalto (the “Existing Covalto Warrant Conversion”), and any other Existing Covalto Warrants shall be exchanged for a warrant to purchase the corresponding number of New Covalto Class A Ordinary Shares, in each case as adjusted to give effect to the proposed business combination.

Preferred Merger Consideration

Subject to the terms and conditions of the Business Combination Agreement, effective immediately prior to the Pre-Closing Capital Restructuring, and pursuant to a conversion direction notice to be executed by the applicable holders of preferred shares of Covalto, each preferred share of Covalto shall convert into one ordinary share of Covalto in accordance with the terms of the Covalto Articles of Association (as defined therein) (such conversion, the “Covalto Preferred Conversion”).

Pre-Closing Capital Restructuring

Effective immediately following the Covalto Preferred Conversion and immediately prior to the LIVB Effective Time (as defined therein) and in accordance with the required shareholder approval of Covalto: (i) each ordinary share of Covalto shall be re-designated as a New Covalto Class A Ordinary Share; (ii) each authorized and unissued preferred share of Covalto shall be cancelled; (iii) Class B ordinary shares, par value, US$0.0001 per share, of New Covalto (the “New Covalto Class B Ordinary Shares”) shall be created and authorized; (iv) an increase to the number of New Covalto Class A Ordinary Shares shall be authorized; and (v) the closing amended and restated Covalto Articles of Association shall be adopted (collectively, the “Pre-Closing Capital Restructuring”).

Closing True-Up

Concurrently with the LIVB Effective Time, New Covalto shall issue to the holders of New Covalto Class A Ordinary Shares and New Covalto Class B Ordinary Shares (with each receiving its pro rata portion) a number of New Covalto Class A Ordinary Shares and New Covalto Class B Ordinary Shares, respectively (the “Closing True-Up”), such that, upon giving effect to the LIVB Closing Share Consideration (as defined therein), the Covalto Preferred Conversion, Closing True-Up, the Pre-Closing Capital Restructuring, the Existing Covalto Warrant Conversion, the number of New Covalto Class A Ordinary Shares outstanding shall be the Pre-Closing Covalto Share Number (as defined therein).

Covenants of the Parties

Each party has agreed in the Business Combination Agreement, subject to the terms and conditions therein, to use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary or advisable to consummate and make effective as promptly as reasonably practicable the proposed business combination contemplated by the Business Combination Agreement. The Business Combination Agreement also contains certain customary covenants by Covalto and LIVB during the period between the signing of the Business Combination Agreement and the closing of the proposed business combination (the “Closing”), including the conduct of their respective businesses, provision of information, maintenance of books and records, notification of certain matters, obtaining governmental consents, terminating affiliate contracts, as well as certain customary covenants, such as publicity, some of which may continue after the termination of the Business Combination Agreement. Each of Covalto and LIVB also agreed not to solicit or enter into certain alternative competing transactions during the period from the date of the Business Combination Agreement (the “Signing Date”) to the earlier of the Closing and the termination of the Business Combination Agreement. LIVB also agreed that it will ensure LIVB remains listed as a public company and that LIVB’s ordinary shares remain listed on the Nasdaq Capital Market (or any successor stock exchange or inter dealer quotation system operated by the Nasdaq Stock Market, LLC, “Nasdaq”), and Covalto has agreed to use its reasonable best efforts to ensure that New Covalto is listed as a public company and that New Covalto Class A Ordinary Shares are listed on Nasdaq as of the Closing.

Directors of New Covalto

The parties have agreed in the Business Combination Agreement that Covalto shall take all such action within its power as may be necessary or appropriate such that the board of directors of New Covalto as of immediately following the Closing consists of five (5) directors, of whom (a) two (2) individuals will be designated by Covalto, who shall initially be Mr. David Poritz and Mr. Allan Apoj, (b) one (1) individual, who shall be “independent” pursuant to the Rule 10-A(3) of the Exchange Act of 1934, as amended (the “Exchange Act”), and designated by LIV Capital Acquisition Sponsor II, L.P., a Cayman Islands exempted company (the “Sponsor”), who shall initially be Mr. Humberto Zesati, and (c) two (2) directors who will be “independent” pursuant to the Rule 10-A(3) of the Exchange Act, who shall be selected and elected by Covalto prior to its Pre-Closing Capital Restructuring; provided that Covalto shall consult with LIVB prior to the selection of such directors. The initial officers of New Covalto at this time are expected to continue to be the officers of Covalto immediately prior to the Covalto Effective Time.

Closing Conditions

The obligations of the parties to complete the Closing are subject to various conditions, including customary conditions of each party and the following mutual conditions of the parties unless waived:

●	the following regulatory approvals: (i) the Mexican Anti-Trust Federal Agency (Comisión Federal de Competencia Económica); and (ii) approval from the Mexican Securities and Banking Commission (“CNBV”) with respect to ultimate beneficial owners and the new indirect shareholders with an ownership interest greater than 5% after Closing and notice to CNBV with respect to new indirect shareholders with an ownership interest greater than 2%;

●	the New Covalto Class A Ordinary Shares contemplated to be listed pursuant to the Business Combination Agreement shall have been listed or been approved for listing on Nasdaq;

●	there is not in force any applicable law or governmental order by any governmental authority of competent jurisdiction and having jurisdiction over the parties with respect to the proposed business combination;

●	the approval of the shareholders of LIVB with respect to the proposed business combination shall have been obtained;

●	the approval of the shareholders of Covalto with respect to the proposed business combination shall have been obtained;

●	the registration statement on Form F-4 (as such filing is amended or supplemented, and including the proxy statement/prospectus contained therein, the “Registration Statement”) shall have become effective in accordance with the provisions of the Securities Act of 1933, as amended (the “Securities Act”), no stop order shall have been issued by the U.S. Securities and Exchange Commission (the “SEC”) with respect to the Registration Statement, and no proceeding seeking such a stop order shall have been threatened or initiated by the SEC that remains pending; and

●	the Pre-Closing Capital Restructuring shall have been completed in accordance with Section 3.1(c) of the Business Combination Agreement and the terms thereof and the Covalto Articles of Association.

In addition, the obligation of Covalto to consummate the Closing is subject to the funding by the Anchor Investor of an amount no less than the Anchor Investment Amount (each as defined below) no later than thirty days following the execution of the Business Combination Agreement.

Termination

The Business Combination Agreement may be terminated under certain circumstances, including:

●	by the written consent of Covalto and LIVB;

●	by either party if: (i) the representations, warranties or covenants of the other party are materially breached such that there is a failure of the related closing condition (subject to a 30-day cure period); (ii) the Closing has not occurred by 11:59 P.M. ET on May 10, 2023, (iii) the consummation of the proposed business combination is permanently restrained, enjoined, prohibited, deemed illegal or prevented by the terms of a final, non-appealable governmental order; or (iv) if the approval of LIVB’s shareholders with respect to the proposed business combination is not obtained upon a vote duly taken thereon at the LIVB special meeting called for such purpose (subject to any permitted adjournment or postponement of such general meeting); or

●	by Covalto, if the Anchor Investment (as defined below) has not been duly funded to Covalto, in an amount no less than the Anchor Investment Amount, no later than thirty (30) days following the Signing Date.

Termination Fee

If the Business Combination Agreement is terminated by LIVB pursuant to Section 10.1(f)(ii) therein as a result of Covalto’s failure to perform its obligations and covenants under the agreement, Covalto shall, promptly (but, in any event, within ten (10) Business Days) upon LIVB’s request, pay to LIVB, at Covalto’s option, either (1) $5,500,000 by wire transfer (in accordance with wire instructions specified by LIVB to Covalto) in immediately available funds or (2) 1,125,251 Covalto shares, of the most senior class of preference shares of Covalto then outstanding, or if no preference shares are then outstanding, ordinary shares of Covalto (the “Termination Fee”). The receipt of the Termination Fee, if and when payable, shall be the sole and exclusive remedy of, and no specific performance or equitable remedies shall be available to, LIVB, the Sponsor or any of their respective affiliates and representatives under the Business Combination Agreement and each other transaction document (other than the confidentiality agreement).

Other General

The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The Business Combination Agreement has been filed to provide investors with information regarding its terms. It is not intended to provide any other factual information about LIVB or Covalto. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in LIVB’s public disclosures.

The foregoing description of the Business Combination Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Business Combination Agreement, the form of which is attached as Exhibit 2.1 to this Current Report and incorporated herein by reference.

Mandatorily Convertible Notes

Prior to the date hereof, Covalto obtained investments from certain investors in a private placement of mandatorily convertible notes, issued by Covalto to the investors party thereto, and immediately following, and after giving effect to, the consummation of the Merger, such securities shall convert into New Covalto Class A Ordinary Shares in accordance with their terms.

In addition, Covalto has obtained commitments from an anchor investor (the “Anchor Investor”) pursuant to a mandatorily convertible note of the same series (the “Mandatorily Convertible Anchor Note” and, together with the existing notes, the “Mandatorily Convertible Notes”) in the form set forth on Exhibit 10.1 hereto (the “Anchor Investment”), for an amount in United States dollars that is equivalent to 600,000,000 Mexican pesos calculated using the Mexican pesos to United States dollars exchange rate reported by Banco de México and published in the Federal Official Gazette (Diario Oficial de la Federación) as of the business day immediately preceding the funding date of the Mandatorily Convertible Anchor Note (the “Anchor Investment Amount”).

The Mandatorily Convertible Notes accrue interest at a rate equal to seven percent (7.0%) per annum, compounding annually, subject to the terms therein. The Mandatorily Convertible Notes shall be payable in cash or, at Covalto’s option, in kind by way of addition to the outstanding principal, semi-annually. Interest shall commence on the respective closing date of any note and shall continue on the outstanding principal of such Mandatorily Convertible Note until paid or converted in accordance with the provisions thereof. Any payment made by Covalto with regard to any outstanding Mandatorily Convertible Note will be made simultaneously with regard to each of the other Mandatorily Convertible Notes then outstanding on a pro rata basis in the same proportion of the outstanding principal balance then due under the applicable Mandatorily Convertible Note to be so paid bears to the outstanding aggregate principal balance then due under all of the Mandatorily Convertible Notes.

Each of the Mandatorily Convertible Notes, including the Anchor Investment and the prior outstanding notes, is subject to conversion at the Closing of the proposed business combination into ordinary shares of Covalto, at a conversion price equal to eighty percent (80%) of the lowest price per share paid by investors in the proposed business combination or, if earlier: (i) upon another Qualified Financing (as defined therein); (ii) upon a Liquidity Event (as defined therein); or (iii) on July 7, 2023, in each case subject to the conversion pricing and other terms set forth therein.

The Mandatorily Convertible Notes also contain certain anti-dilution provisions in the event of a down-round financing prior to conversion.

In addition, the Mandatorily Convertible Notes contain a provision for additional consideration in the event that the Termination Fee (as defined in the Business Combination Agreement) becomes payable by Covalto to LIVB, then upon the subsequent Conversion of the Mandatorily Convertible Note in accordance with their terms, Covalto shall issue an additional 1,025,000 shares, of the most senior class of preference shares then outstanding, or if no preference shares are then outstanding, into ordinary shares, into which the Mandatorily Convertible Note is converted (the “Additional Consideration”), which Additional Consideration shall be distributed pro rata among the holders of the Mandatorily Convertible Note, in proportion to the outstanding principal balance of the Mandatorily Convertible Note held by each holder to the outstanding aggregate principal balance then due under the Mandatorily Convertible Note; provided that no holder shall receive less than its pro rata share of such amount based on its share of the aggregate principal amount outstanding as of the date hereof, subject to certain additional conditions and restrictions described in Section 8(b) thereof.

The foregoing description of the Mandatorily Convertible Notes do not purport to be complete and are qualified in their entirety by the terms and conditions of the Mandatorily Convertible Anchor Note the form of which is attached as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Voting Agreements

Company Voting Agreement

Concurrently with the execution of the Business Combination Agreement, LIVB, Covalto and certain holders of the equity securities of Covalto (each, individually, a “Supporting Holder” and, collectively, the “Supporting Holders”) entered into an agreement (the “Company Voting Agreement”) to vote, at a duly called meeting of the shareholders of Covalto, all of such Supporting Holder’s equity securities (1) in favor of the adoption of the Business Combination Agreement, (2) in favor of the approval of the proposed business combination and (3) to take certain other actions in support of the foregoing. The Company Voting Agreement also prevents the Supporting Holders from transferring their voting rights with respect to their equity interests or otherwise transferring their equity interests prior to the Closing, except for certain customary permitted transfers.

Concurrently with the execution of the Business Combination Agreement, Sponsor, certain permitted transferees of Sponsor, LIVB, and Covalto entered into an agreement (the “Sponsor Voting Agreement”), pursuant to which the Sponsor agreed to vote, at a duly called meeting of the shareholders of LIVB, all of such Sponsor’s equity securities of LIVB (1) in favor of the adoption of the Business Combination Agreement, (2) in favor of the approval of the proposed business combination and (3) to take certain other actions in support of the foregoing. The Sponsor Voting Agreement also prevents the Sponsor from transferring their voting rights with respect to their equity interests or otherwise transferring their equity interests prior to the Closing, except for certain customary permitted transfers.

The Sponsor also agreed, subject to certain exceptions, to a lock-up for a period ending on the earlier of (a) the date one (1) year after the Closing or (b) the date that is one hundred and eighty (180) days after the Closing if, prior to such date, the VWAP (as defined therein) has equaled or exceeded $12.50 for any twenty (20) trading days within any thirty (30) consecutive trading day period.

The foregoing description of the Company Voting Agreement and the Sponsor Voting Agreement do not purport to be complete and are qualified in their entirety by the terms and conditions of the Company Voting Agreement and Sponsor Voting Agreement, as applicable, the form of which are attached as Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report and is incorporated herein by reference.

Contribution Agreement

Concurrently with the execution of the Business Combination Agreement, the Sponsor, LIV Sponsor II GP, LLC (“GP”), certain limited partners of the Sponsor, LIVB and Covalto entered into a contribution agreement (the “Contribution Agreement”), pursuant to which, certain limited partners of the Sponsor and GP have agreed to contribute promissory notes to Covalto in exchange for certain securities of Covalto, subject to the terms and conditions therein.

The foregoing description of the Contribution Agreement do not purport to be complete and is qualified in its entirety by the terms and conditions of the Contribution Agreement, the form of which is attached as Exhibit 10.5 to this Current Report and is incorporated herein by reference.

Registration Rights Agreement

At the Closing, Covalto, LIVB, Sponsor, EarlyBirdCapital, Inc., certain other securityholders of Covalto party thereto, will enter into a registration rights agreement (the “Registration Rights Agreement”) pursuant to which, among other matters, Covalto agrees to file a shelf registration statement within forty-five days following the Closing, and certain existing shareholders of LIVB and Covalto will be granted certain customary demand and “piggy-back” registration rights with respect to their respective shares of New Covalto. Pursuant to the Registration Rights Agreement (i) LIVB, Sponsor, EarlyBirdCapital, Inc. and certain other securityholders party to that certain registration rights agreement, dated as of February 7, 2022 (the “Original SPAC Agreement”) and (ii) Covalto, the Covalto Co-Founders (as defined therein) and certain other investors, including investors party to that certain registration rights agreement, dated as of October 16, 2020 (the “Investors’ Rights Agreement”), acknowledge and agree that the entry into Registration Rights Agreement shall render the Original SPAC Agreement and the Investors’ Rights Agreement, respectively, to be of no further force and effect, and such agreements shall be deemed to be superseded and replaced in their entirety therewith.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Registration Rights Agreement, the form of which is attached as Exhibit 10.4 to this Current Report and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On August 18, 2022, LIVB and Covalto issued a press release (the “Press Release”) announcing the execution of the Business Combination Agreement, the proposed business combination and the financing provided by the Mandatorily Convertible Notes, including the Anchor Investment.

Also on August 18, 2022, LIVB and Covalto released an investor presentation that will be used by LIVB and Covalto with respect to the proposed business combination (the “Investor Presentation”).

Copies of the Press Release and the Investor Presentation are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report.

The information in this Item 7.01 and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such filing.

This Current Report on Form 8-K is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to the proposed business combination and related transactions and for no other purpose.

Additional Information About the Proposed Business Combination and Where To Find It

The proposed business combination will be submitted to shareholders of LIVB for their consideration. LIVB intends to file a Registration Statement with the SEC which will include preliminary and definitive proxy statements to be distributed to LIVB’s shareholders in connection with LIVB’s solicitation for proxies for the vote by LIVB’s shareholders in connection with the proposed business combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Covalto’s shareholders in connection with the completion of the proposed business combination. After the Registration Statement has been filed and declared effective, LIVB will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the proposed business combination. LIVB’s shareholders and other interested persons are advised to read, once available, the preliminary proxy statement / prospectus and any amendments thereto and, once available, the definitive proxy statement / prospectus, in connection with LIVB’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the proposed business combination, because these documents will contain important information about LIVB, Covalto and the proposed business combination. Shareholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by LIVB, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Torre Virreyes, Pedregal No. 24, Piso 6-601, Col. Molino del Rey México, CDMX, 11040.

Participants in the Solicitation

LIVB, Covalto and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from LIVB’s shareholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of LIVB’s shareholders in connection with the proposed business combination will be set forth in LIVB’s proxy statement / prospectus when it is filed with the SEC. You can find more information about LIVB’s directors and executive officers in LIVB’s final prospectus filed with the SEC on February 9, 2022 (the “IPO Prospectus”), pursuant to Rule 424(b)(4) and relating to its registration statement on Form S-1 (File No. 333-261950), and its current report on Form 8-K filed with the SEC on July 1, 2022. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement / prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement / prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Forward Looking Statements

Certain statements in this Current Report on Form 8-K may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside LIVB’s and Covalto’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the approvals, timing, and ability to complete the proposed business combination; (2) the benefits of the proposed business combination, including future financial and operating results of the combined company; (3) the impact of COVID-19 or other adverse public health developments; (4) costs related to the proposed business combination; (5) changes in applicable laws or regulations; (6) the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; (7) the risk that the proposed transaction disrupts current plans and operations of Covalto as a result of the announcement and consummation of the transactions described herein; (8) the ability to meet Nasdaq’s listing standards following the consummation of the transactions contemplated by the business combination agreement; and (9) those factors discussed in LIVB’s IPO Prospectus, the Quarterly Report on Form 10-Q for the period ended March 31, 2022, under the heading “Risk Factors” filed with the SEC on May 12, 2022, and other documents of LIVB filed, or to be filed, with the SEC, including the proxy statement/prospectus to be filed on Form F-4 with the SEC and as indicated from time to time in LIVB and Covalto’s respective filings with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither LIVB nor Covalto presently know or that LIVB and Covalto currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect LIVB’s and Covalto’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. LIVB and Covalto anticipate that subsequent events and developments will cause LIVB’s and Covalto’s assessments to change. However, while LIVB and Covalto may elect to update these forward-looking statements at some point in the future, LIVB and Covalto specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing LIVB’s and Covalto’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1†	Business Combination Agreement, dated August 17, 2022, by and among LIVB, Covalto and Merger Sub.

10.1	Form of Mandatorily Convertible Anchor Note, by and among Covalto and the Anchor Investor party thereto

10.2	Company Voting Agreement, dated August 17, 2022, by and among LIVB, Covalto and certain holders of the equity securities of Covalto set forth on Schedule 1 thereto.

10.3	Sponsor Voting Agreement, dated August 17, 2022, by and among Sponsor, LIVB and Covalto.

10.4	Form of Registration Rights Agreement by and among Covalto, LIVB, the Sponsor, EarlyBirdCapital, Inc. and the other parties thereto.

10.5	Contribution Agreement, dated August 17, 2022, by and among Sponsor, GP, LIVB, Covalto and the Rollover Parties party thereto.

99.1	Press Release, dated August 18, 2022.

99.2	Investor Presentation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). LIVB agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 18, 2022

LIV CAPITAL ACQUISITION CORP. II

By:	/s/ Alexander R. Rossi
	Name:	Alexander R. Rossi
	Title:	Chief Executive Officer and Chairman